                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of May 31, 1996, effective on June 30, 1996, is entered into by and among GRANITE CONSTRUCTION INCORPORATED the "Company", BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

                                    RECITALS

         A. The Company, Banks, and Agent are parties to a Second Amended and Restated Credit Agreement dated as of June 15, 1995 (the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

         B. Pursuant to Section 2.15 of the Credit Agreement, the Revolving Termination Date has been extended to June 30, 1998.

         C. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

         D. The Banks are willing to amend the Credit Agreement including a confirmation of the extension of the Revolving Termination Date and certain related amendments, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any assigned to them in the Credit Agreement.

         2.      Amendments to Credit Agreement.

                 (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Applicable Margin" by amending and restating such defined term in its entirety as follows:

                 "'Applicable Margin' means the per annum rates of interest specified in the chart below:

                                                            Revolving Commitment

                                 Term              Revolving
                            Commitment                Period               Term Period
Reference Rate Loans               +0%                   +0%                       +0%

Eurodollar Rate Loans          +0.500%               +0.500%                   +0.750%

CD Rate Loans                  +0.725%               +0.625%                   +0.875%

          Where:

         'Revolving Period' means the period from the Closing Date to the Revolving Termination Date; and

         'Term Period' means the period from the Revolving Termination Date to the date of the final semi-annual payment under Section 2.07(b)."

                 (b) Subsection 2.09(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

                 "(b) Commitment Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Revolving Commitment equal to 0.250% per annum from the Closing Date through June 30, 1996 and thereafter equal to 0.1875% per annum. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be payable quarterly in arrears on the last day of each calendar quarter commencing on June 30, 1995, and on the Revolving Termination Date. The Company shall also pay, on June 30, 1995, to the Agent for the account of each Bank, any unpaid commitment fees due and owing under subsection 2.09(b) of the Original Credit Agreement through and including the Closing Date."

         (c) Subsection 2.15(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

                 (b) In each instance that the Revolving Termination Date shall have been extended pursuant to subsection (a) of this Section, the date on which the first installment of principal is due under clause (i) of subsection 2.07(b) shall be extended to the December 31 of the year in which the Revolving Termination Date (as so extended) occurs (such December 31, the "First Principal Payment Date"), and the date on which the last installment of principal is due under clause
         (ii) of subsection 2.07(b) shall be extended to June 30 of the year which is five years after the year in which the First Principal Payment Date occurs."

         (d) Subsection 3.08 of the Credit Agreement shall be amended and restated in its entirety as follows:

                 "3.08    Letter of Credit Fees.  The Company shall pay to the
         Agent for the benefit of the Banks letter of credit fees equal to i) 0.550% per annum from the Closing Date through June 30, 1996 and thereafter 0.500% per annum, in each case of the face amount of outstanding Letters of Credit other than Retention Letters of Credit, and (ii) 0.375% per annum from the Closing Date through June 30, 1996 and thereafter 0.325% per annum, in each case of the face amount of outstanding Retention Letters of Credit. Such fees shall be payable quarterly in arrears on the last day of each calendar quarter. The Company shall pay BofA, in its capacity as Issuing Bank, a letter of credit fronting fee in the amount and at the times as set forth in a letter agreement between the Company and BofA, as Issuing Bank, dated June 15, 1995, and shall pay any other Issuing Bank a letter of credit fronting fee as agreed to from time to time by the Company and such Issuing Bank."

         3. Amendments to Credit Agreement Confirming Extension of Revolving Termination Date. The following amendments confirm the extension of the Revolving Termination Date pursuant to Section 2.15 as requested by the Company's letter to the Agent dated as of April 30, 1996 and agreed to previously by all the Banks.

                 (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Revolving Termination Date" by amended and restating in its entirety such defined term as follows:

         "'Revolving Termination Date' means the earlier to occur of:

                 (a)      June 30, 1998; and

                         (b) the date on which the Commitments shall terminate in accordance with the provisions of this Agreement.

                 Subject to clause (b) of this definition, the term "Revolving Termination Date" shall be deemed to refer to any such Revolving Termination Date as extended from time to time pursuant to, and subject to the conditions of, Section 2.15."

                 (b) Subsection 2.07(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

                 "(b)     The Revolving Credit.  The Company agrees to repay
         the principal amount outstanding as of the Revolving Termination Date of the Revolving Loans in ten equal semi annual installments (i) beginning on December 31, 1998 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)), and (ii) thereafter on June 30 and December 31 of each year thereafter, through and including June 30, 2003 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)).

         4. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

                 (a) No Default or Event of Default has occurred and is continuing.

                 (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms. without defense, counterclaim or offset.

                 (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

                 (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         5. Effective Date. This Amendment will become effective on June 30, 1996 (the "Effective Date"), provided that the Agent has received from the Company, each Guarantor, and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

         6. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute or agree to similar amendments under the same or similar circumstances in the future.

         7.      Miscellaneous.

                 (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                 (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                 (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                 (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                 (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 11.01 of the Credit Agreement.

                 (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                 (g) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                  GRANITE CONSTRUCTION INCORPORATED

                                  By:
                                         --------------------------------
                                  Title:  William E. Barton
                                         --------------------------------
                                          Vice President & Chief Financial
                                          Officer


                                  By:
                                         --------------------------------
                                  Title:  R.C. Allbritton
                                         --------------------------------
                                          Vice President & Treasurer

                                  BANK OF AMERICA NATIONAL
                                  TRUST AND SAVINGS ASSOCIATION,
                                  As Agent


                                  By:
                                         ----------------------------------
                                  Title:  Vice President
                                         ----------------------------------


                                  BANK OF AMERICA NATIONAL
                                  TRUST AND SAVINGS ASSOCIATION,
                                  as a Bank and as Issuing Bank


                                  By:
                                         ----------------------------------
                                  Title:  Vice President
                                         ----------------------------------

                                  UNION BANK
                                  a division of Union Bank of California, N.A.


                                  By:
                                      -----------------------------------------
                                  Title:  Vice President
                                         --------------------------------------

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------


                                  BANQUE NATIONALE DE PARIS


                                  By:
                                      -----------------------------------------
                                  Title:  Katherine Wolfe
                                         --------------------------------------
                                           Vice President

                                  By:
                                      -----------------------------------------
                                  Title:  Debra Hermsmeyer
                                         --------------------------------------
                                           Vice President


                                  ARN-ANRO BANK N.V.,
                                  San Francisco International Branch


                                  By:
                                      -----------------------------------------
                                  Title:  Bradford H. Leahy
                                         --------------------------------------
                                            Officer

                                  By:
                                      -----------------------------------------
                                  Title:  Jeffrey A. French
                                         --------------------------------------
                                           Vice President

The following Guarantors acknowledge and consent to this Amendment, and agree that their respective Guaranties remain in full force and effect.

GRANITE CONSTRUCTION COMPANY


By:
       ------------------------------
Title:  William E. Barton
       ------------------------------
        Vice President, Chief Financial Officer

By:
       ------------------------------
Title:  R.C. Allbritton
       ------------------------------
        Vice President, Treasurer

GRANITE SR9l CORPORATION


By:
       ------------------------------
Title:  David H. Watts
       ------------------------------
         President, Chief Executive Officer

By:
       ------------------------------
Title:  William E. Barton
       ------------------------------
         Vice President, Chief Financial Officer

WILCOTT CORPORATION


By:
       ------------------------------
Title:  David H. Watts
       ------------------------------
         President, Chief Executive Officer
       ------------------------------
By:

Title:  William E. Barton
       ------------------------------
        Vice President, Chief Financial Officer
       ------------------------------

DESERT AGGREGATES. INC.


By:
       ------------------------------
Title:  William E. Barton
       ------------------------------
         Authorized Representative

By:
       ------------------------------
Title:  R.C. Allbritton
       ------------------------------
        Authorized Representative

G.G. & R., Inc.


By:
    ------------------------------
Title:  David H. Watts
       ----------------------
         President

By:
    ------------------------------
Title:  William E. Barton
       ----------------------
         Vice President

GIBBONS AND REED COMPANY


By:
    ------------------------------
Title:
       ----------------------

By:
    ------------------------------
Title:
       ----------------------


INTERMOUNTAIN SLURRY SEAL, INC.


By:
    ------------------------------
Title:  William E. Barton
       ----------------------
         Authorized Representative

By:
    ------------------------------
Title:  R.C. Allbritton
       ------------------------
         Authorized Representative

BEAR RIVER CONTRACTORS


By:
    ------------------------------
Title:  William E. Barton
       ----------------------
         Authorized Representative

By:
    ------------------------------
Title:  R.C. Allbritton
       ------------------------
         Authorized Representative

POZZOLAN PRODUCTS COMPANY (P.P.C.)


By:
    ------------------------------
Title:  William E. Barton
       ----------------------
         Authorized Representative

By:
    ------------------------------
Title:  R.C. Allbritton
       ------------------------
         Authorized Representative

GILC INCORPORATED


By:
    ------------------------------
Title:  William E. Barton
       ----------------------
         Authorized Representative

By:
    ------------------------------
Title:  R.C. Allbritton
       ------------------------
         Authorized Representative

GILC, L.P.

By:  GILC INCORPORATED


By:
    ------------------------------
Title:  William E. Barton
       ----------------------
         Authorized Representative

By:
    ------------------------------
Title:  R.C. Allbritton
       ------------------------
         Authorized Representative

GRANITE SR9l, L.P.

By:  GRANITE SR9l CORPORATION


By:
    ------------------------------
Title:  David H. Watts
       ----------------------
         President, Chief Executive Officer

By:
    ------------------------------
Title:  William E. Barton
       ----------------------
         Vice President, Chief Financial Officer